UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 12, 2015

(Date of earliest event reported)

FORESTAR GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	Commission File Number	26-1336998
(State or other jurisdiction of incorporation or organization)	001-33662	(I.R.S. Employer Identification No.)

6300 Bee Cave Road, Building Two, Suite 500

Austin, Texas 78746

(Address of principal executive offices) (zip code)

(512) 433-5200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On November 12, 2015, Forestar Group Inc. (the “Company”) announced that, in connection with its intention to exit non-core, non-residential housing assets, its Board of Directors had approved the Company’s engagements of (i) Eastdil Secured to sell the Austin Radisson Hotel & Suites, and (ii) Tudor, Pickering, Holt & Co. to sell Forestar’s non-core oil and gas assets in the Bakken/Three Forks formations in North Dakota. At this time, there can be no assurance regarding the likelihood or timing of a specific transaction or transactions. A copy of the press release is furnished as Exhibit 99.1 of this report.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description

99.1	Press release issued by the Company on November 12, 2015

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORESTAR GROUP INC.

Date:	November 12, 2015	By:	/s/ David M. Grimm
			Name:	David M. Grimm
			Title:	Chief Administrative Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press release issued by the Company on November 12, 2015